Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD SECOND QUARTER AND

RECORD FIRST-HALF 2018 RESULTS

Second Quarter 2018	Six Months 2018
	
• Revenue Increases 10.3% to $5.9 Billion	• Revenue Increases 11.7% to $11.7 Billion
	
• Income from Continuing Operations Attributable to Common Shareholders Increases 27.0% to $134.6 Million	• Income from Continuing Operations Attributable to Common Shareholders Increases 28.2% to $242.6 Million
	
• Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 28.5% to $1.58	• Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 29.1% to $2.84
	
	

BLOOMFIELD HILLS, MI, July 26, 2018 –  Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company consisting of franchised retail automotive dealerships, stand-alone used vehicle supercenters, heavy and medium duty retail truck dealerships, and distribution of commercial trucks and power systems,  today announced record second quarter and record first-half 2018 results.  For the three months ended June 30, 2018, income from continuing operations attributable to common shareholders increased 27.0% to $134.6 million, and related earnings per share increased 28.5% to $1.58 when compared to the same period last year. Retail unit sales increased 3.1% to 134,214. Total revenue increased 10.3% to $5.9 billion. Excluding foreign exchange, total revenue increased 7.4%, while same-store retail revenue increased 5.8%. Foreign exchange rates positively impacted earnings per share attributable to common shareholders by $0.03. As a result of tax reform enacted in 2017, the company’s effective tax rate in the second quarter of 2018 was 23.3% compared to 32.0% in the second quarter of 2017.

“Our business produced outstanding results in the second quarter, demonstrating the strength of our diversified transportation services model,” said Penske Automotive Group Chairman Roger S. Penske. “The retail automotive dealership business remains strong, generating same-store increases in new, used, and finance & insurance gross profit per unit retailed. I am particularly pleased with the performance of the stand-alone used vehicle supercenter operations which retailed 18,832 vehicles, generated $346.7 million in revenue, and returned over 4.3% on sales during the quarter. Contributing to the company’s

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record second quarter was a 45.5% same-store retail revenue increase in the company’s North American retail commercial truck business and our investment in Penske Truck Leasing.”

For the six months ended June 30, 2018, total revenue increased 11.7% to $11.7 billion, with an 8.3% increase in same-store retail revenue. Income from continuing operations attributable to common shareholders increased 28.2% to $242.6 million and related earnings per share increased 29.1% to $2.84 when compared to the same period last year. Excluding foreign exchange, total revenue increased 7.3%, while same-store retail revenue increased 3.9%. Foreign exchange rates positively impacted earnings per share attributable to common shareholders by $0.10.  As a result of tax reform enacted in 2017, the company’s effective tax rate for the six months ended June 30, 2018 was 24.2% compared to 32.4% for the six months ended June 30, 2017.

Automotive Retail Highlights of the Second Quarter

•	Same-Store Retail Unit Sales +1.6% to 126,484

➢	New unit retail sales +0.1%

➢	Used unit retail sales +3.1%

•	Same-Store Retail Revenue +8.8%; Excluding Foreign Exchange +5.8%

➢	New +7.3%; Used +11.7%; Finance & Insurance +9.7%; Service and Parts +6.0%

•	Same-Store Average Gross Profit Per Unit

➢	New $3,127, +$32/unit; Gross Margin 7.5%, -40 basis points

➢	Used $1,574, +$151/unit; Gross Margin 5.8%, +10 basis points

➢	Finance & Insurance $1,247, +$90/unit

•	Same-Store Average Variable Gross Profit Per Unit $3,562, +$174

➢	Excluding Foreign Exchange, $3,464, +$76/unit

Retail Commercial Truck Operations

Penske Automotive Group operates twenty-one medium and heavy-duty truck dealership locations in the U.S. and Canada offering primarily Freightliner and Western Star brands. For the three months ended June 30, 2018,  the company retailed  2,504 units,  generated $338.8 million in revenue and  $52.4 million in gross profit. For the six months ended June 30, 2018, the company retailed 4,609  units, generated $631.2 million in revenue and $99.0 million in gross profit. Same-store revenue increased 45.5% and 41.5% for the three and six months ended June 30, 2018, respectively.

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Penske Truck Leasing

Penske Truck Leasing Co., L.P. (“PTL”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. During the third quarter of 2017,  the company increased its ownership interests in PTL by 5.5%, bringing our total ownership interest in PTL to 28.9%. The company accounts for its ownership interest in PTL using the equity method of accounting. For the three and six months ended June 30, 2018,  the company recorded $35.0 million and $51.0 million in earnings from this investment compared to $24.9 million and $36.8 million for the same periods last year, respectively.

Dividend and Share Repurchases

On July 18, 2018, the company announced that its Board of Directors increased the dividend to its common stock shareholders to $0.36 per share, the twenty-ninth consecutive increase in the quarterly dividend.

During the three months ended June 30, 2018, the company repurchased 119,608 shares for $5.8 million, or an average of $48.61 per share. For the six months ended June 30, 2018, the company repurchased 1,252,624 shares for $55.8 million. Approximately $150.0 million remains available to repurchase shares under the company’s existing share repurchase authorization.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the second quarter of 2018 on Thursday,  July 26, 2018, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230‑1092 – [International, please dial (612) 234‑9959]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the second quarter 2018 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc.,  (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 26,000 people worldwide and is a member of the Fortune 500 and Russell 2000, and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

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Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales and earnings potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates and foreign currency exchange rates, changes in tariff rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters such as the recent hurricanes, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10‑K for the year ended December 31, 2017, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

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Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

Three Months Ended June 30

(Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended
	June 30,		2018 vs. 2017
	2018	2017	Change	% Change
Revenue	$5,940.3	$5,383.4	$556.9	10.3%
Cost of Sales	5,050.5	4,566.1	484.4	10.6%
Gross Profit	$889.8	$817.3	$72.5	8.9%
SG&A Expenses	675.4	622.0	53.4	8.6%
Depreciation	25.7	23.3	2.4	10.3%
Operating Income	$188.7	$172.0	$16.7	9.7%
Floor Plan Interest Expense	(19.9)	(15.5)	4.4	28.4%
Other Interest Expense	(28.6)	(26.4)	2.2	8.3%
Equity in Earnings of Affiliates	36.0	26.8	9.2	34.3%
Income from Continuing Operations Before Income Taxes	$176.2	$156.9	$19.3	12.3%
Income Taxes	(41.0)	(50.2)	(9.2)	(18.3)%
Income from Continuing Operations	$135.2	$106.7	$28.5	26.7%
Income from Discontinued Operations, net of tax	—	0.2	(0.2)	nm
Net Income	$135.2	$106.9	$28.3	26.5%
Less: Income Attributable to Non-Controlling Interests	0.6	0.7	(0.1)	nm
Net Income Attributable to Common Shareholders	$134.6	$106.2	$28.4	26.7%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$135.2	$106.7	$28.5	26.7%
Less: Income Attributable to Non-Controlling Interests	0.6	0.7	(0.1)	nm
Income from Continuing Operations, net of tax	$134.6	$106.0	$28.6	27.0%
Income from Discontinued Operations, net of tax	—	0.2	(0.2)	nm
Net Income Attributable to Common Shareholders	$134.6	$106.2	$28.4	26.7%
Income from Continuing Operations Per Share	$1.58	$1.23	$0.35	28.5%
Income Per Share	$1.58	$1.23	$0.35	28.5%
Weighted Average Shares Outstanding	85.0	86.1	(1.1)	(1.3)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

Six Months Ended June 30

(Amounts In Millions, Except Per Share Data)

(Unaudited)

	Six Months Ended
	June 30,		2018 vs. 2017
	2018	2017	Change	% Change
Revenue	$11,687.2	$10,464.5	$1,222.7	11.7%
Cost of Sales	9,933.0	8,872.9	1,060.1	11.9%
Gross Profit	$1,754.2	$1,591.6	$162.6	10.2%
SG&A Expenses	1,338.5	1,223.7	114.8	9.4%
Depreciation	51.3	45.7	5.6	12.3%
Operating Income	$364.4	$322.2	$42.2	13.1%
Floor Plan Interest Expense	(38.8)	(29.2)	9.6	32.9%
Other Interest Expense	(58.4)	(51.4)	7.0	13.6%
Equity in Earnings of Affiliates	53.3	40.0	13.3	33.3%
Income from Continuing Operations Before Income Taxes	$320.5	$281.6	$38.9	13.8%
Income Taxes	(77.6)	(91.3)	(13.7)	(15.0)%
Income from Continuing Operations	$242.9	$190.3	$52.6	27.6%
Income (Loss) from Discontinued Operations, net of tax	0.1	(0.4)	0.5	nm
Net Income	$243.0	$189.9	$53.1	28.0%
Less: Income Attributable to Non-Controlling Interests	0.3	1.1	(0.8)	nm
Net Income Attributable to Common Shareholders	$242.7	$188.8	$53.9	28.5%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$242.9	$190.3	$52.6	27.6%
Less: Income Attributable to Non-Controlling Interests	0.3	1.1	(0.8)	nm
Income from Continuing Operations, net of tax	$242.6	$189.2	$53.4	28.2%
Income (Loss) from Discontinued Operations, net of tax	0.1	(0.4)	0.5	nm
Net Income Attributable to Common Shareholders	$242.7	$188.8	$53.9	28.5%
Income from Continuing Operations Per Share	$2.84	$2.20	$0.64	29.1%
Income Per Share	$2.84	$2.20	$0.64	29.1%
Weighted Average Shares Outstanding	85.5	85.9	(0.4)	(0.5)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	June 30,	December 31,
	2018	2017
Assets:
Cash and Cash Equivalents	$45.8	$45.7
Accounts Receivable, Net	919.6	954.9
Inventories	3,895.1	3,944.1
Other Current Assets	97.5	81.8
Total Current Assets	4,958.0	5,026.5
Property and Equipment, Net	2,144.9	2,108.6
Intangibles	2,174.8	2,134.5
Other Long-Term Assets	1,292.8	1,271.0
Total Assets	$10,570.5	$10,540.6

Liabilities and Equity:
Floor Plan Notes Payable	$2,278.0	$2,343.2
Floor Plan Notes Payable – Non-Trade	1,325.7	1,418.6
Accounts Payable	680.0	641.6
Accrued Expenses	529.7	523.5
Current Portion Long-Term Debt	92.3	72.8
Liabilities Held for Sale	0.7	0.7
Total Current Liabilities	4,906.4	5,000.4
Long-Term Debt	2,059.6	2,090.4
Other Long-Term Liabilities	1,078.7	1,021.8
Total Liabilities	8,044.7	8,112.6
Equity	2,525.8	2,428.0
Total Liabilities and Equity	$10,570.5	$10,540.6

Supplemental Balance Sheet Information
New vehicle days' supply	72	67
Used vehicle days' supply	45	55

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Geographic Revenue Mix:
North America	55.4%	60.3%	54.2%	58.4%
U.K.	35.5%	32.0%	36.8%	33.9%
Other International	9.1%	7.7%	9.0%	7.7%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,455.5	$5,040.7	$10,751.5	$9,797.1
Retail Commercial Trucks	338.8	228.5	631.2	440.2
Commercial Vehicles Australia/Power Systems and Other	146.0	114.2	304.5	227.2
Total	$5,940.3	$5,383.4	$11,687.2	$10,464.5

Gross Profit: (Amounts in Millions)
Retail Automotive	$798.0	$746.0	$1,576.3	$1,454.3
Retail Commercial Trucks	52.4	40.0	99.0	76.4
Commercial Vehicles Australia/Power Systems and Other	39.4	31.3	78.9	60.9
Total	$889.8	$817.3	$1,754.2	$1,591.6

Gross Margin:
Retail Automotive	14.6%	14.8%	14.7%	14.8%
Retail Commercial Trucks	15.5%	17.5%	15.7%	17.4%
Commercial Vehicles Australia/Power Systems and Other	27.0%	27.4%	25.9%	26.8%
Total	15.0%	15.2%	15.0%	15.2%

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2018	2017	2018	2017
Operating Items as a Percentage of Revenue:
Gross Profit	15.0%	15.2%	15.0%	15.2%
Selling, General and Administrative Expenses	11.4%	11.6%	11.5%	11.7%
Operating Income	3.2%	3.2%	3.1%	3.1%
Income from Continuing Operations Before Income Taxes	3.0%	2.9%	2.7%	2.7%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	75.9%	76.1%	76.3%	76.9%
Operating Income	21.2%	21.0%	20.8%	20.2%

	Three Months Ended		Six Months Ended
	June 30,		June 30,

(Amounts in Millions)	2018	2017	2018	2017

EBITDA*	$230.5	$206.6	$430.2	$378.7
Floorplan Credits	$10.3	$10.1	$18.8	$18.4
Rent Expense	$59.0	$55.4	$116.9	$108.8
Capital Expenditures	$54.1	$76.5	$118.8	$113.4
Stock Repurchases	$5.8	$5.8	$55.8	$8.5

* See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	23%	23%	22%	23%
Audi	13%	14%	14%	14%
Mercedes-Benz	9%	10%	9%	10%
Land Rover / Jaguar	9%	8%	9%	8%
Porsche	6%	6%	6%	6%
Ferrari / Maserati	3%	3%	3%	3%
Lexus	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	2%	1%	2%	1%
Total Premium	70%	70%	70%	70%
Volume Non-U.S.:
Toyota	9%	10%	9%	10%
Honda	7%	7%	6%	7%
Volkswagen	4%	3%	4%	4%
Nissan	1%	1%	1%	1%
Others	1%	2%	2%	2%
Total Volume Non-U.S.	22%	23%	22%	24%
U.S.:
General Motors / Chrysler / Ford	2%	3%	2%	3%
Stand-Alone Used	6%	4%	6%	3%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	54%	60%	53%	58%
U.K.	39%	34%	40%	36%
Other International	7%	6%	7%	6%
Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	59%	64%	58%	62%
U.K.	35%	31%	36%	32%
Other International	6%	5%	6%	6%
Total	100%	100%	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Three Months Ended June 30

(Unaudited)

	Three Months Ended
	June 30,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Automotive Units:
New Retail	61,071	63,919	(2,848)	(4.5)%
Used Retail	73,143	66,208	6,935	10.5%
Total	134,214	130,127	4,087	3.1%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,528.6	$2,401.7	$126.9	5.3%
Used Vehicles	1,896.9	1,640.1	256.8	15.7%
Finance and Insurance, Net	162.9	147.2	15.7	10.7%
Service and Parts	547.8	520.3	27.5	5.3%
Fleet and Wholesale	319.3	331.4	(12.1)	(3.7)%
Total Revenue	$5,455.5	$5,040.7	$414.8	8.2%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$189.8	$190.3	$(0.5)	(0.3)%
Used Vehicles	112.5	93.8	18.7	19.9%
Finance and Insurance, Net	162.9	147.2	15.7	10.7%
Service and Parts	328.2	309.7	18.5	6.0%
Fleet and Wholesale	4.6	5.0	(0.4)	(8.0)%
Total Gross Profit	$798.0	$746.0	$52.0	7.0%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$41,404	$37,575	$3,829	10.2%
Used Vehicles	25,934	24,772	1,162	4.7%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,109	$2,977	$132	4.4%
Used Vehicles	1,538	1,416	122	8.6%
Finance and Insurance	1,213	1,131	82	7.3%
Total Variable Gross Profit Per Vehicle (1)	3,466	3,314	152	4.6%

Retail Automotive Gross Margin:
New Vehicles	7.5%	7.9%	(0.4)%	(5.1)%
Used Vehicles	5.9%	5.7%	0.2%	3.5%
Service and Parts	59.9%	59.5%	0.4%	0.7%
Fleet and Wholesale	1.4%	1.5%	(0.1)%	(6.7)%
Total Gross Margin	14.6%	14.8%	(0.2)%	(1.4)%

Retail Automotive Revenue Mix Percentages:
New Vehicles	46.3%	47.7%	(1.4)%	(2.9)%
Used Vehicles	34.8%	32.5%	2.3%	7.1%
Finance and Insurance, Net	3.0%	2.9%	0.1%	3.4%
Service and Parts	10.0%	10.3%	(0.3)%	(2.9)%
Fleet and Wholesale	5.9%	6.6%	(0.7)%	(10.6)%
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	23.8%	25.5%	(1.7)%	(6.7)%
Used Vehicles	14.1%	12.6%	1.5%	11.9%
Finance and Insurance, Net	20.4%	19.7%	0.7%	3.6%
Service and Parts	41.1%	41.5%	(0.4)%	(1.0)%
Fleet and Wholesale	0.6%	0.7%	(0.1)%	(14.3)%
Total	100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail automotive unit sales.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Six Months Ended June 30

(Unaudited)

	Six Months Ended
	June 30,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Automotive Units:
New Retail	120,333	126,107	(5,774)	(4.6)%
Used Retail	146,371	128,492	17,879	13.9%
Total	266,704	254,599	12,105	4.8%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$4,975.4	$4,709.1	$266.3	5.7%
Used Vehicles	3,763.7	3,181.1	582.6	18.3%
Finance and Insurance, Net	323.7	284.6	39.1	13.7%
Service and Parts	1,091.3	1,019.2	72.1	7.1%
Fleet and Wholesale	597.4	603.1	(5.7)	(0.9)%
Total Revenue	$10,751.5	$9,797.1	$954.4	9.7%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$373.0	$367.4	$5.6	1.5%
Used Vehicles	222.2	187.9	34.3	18.3%
Finance and Insurance, Net	323.7	284.6	39.1	13.7%
Service and Parts	646.3	603.4	42.9	7.1%
Fleet and Wholesale	11.1	11.0	0.1	0.9%
Total Gross Profit	$1,576.3	$1,454.3	$122.0	8.4%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$41,347	$37,342	$4,005	10.7%
Used Vehicles	25,713	24,757	956	3.9%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,100	$2,913	$187	6.4%
Used Vehicles	1,518	1,463	55	3.8%
Finance and Insurance	1,213	1,118	95	8.5%
Total Variable Gross Profit Per Vehicle (1)	3,445	3,299	146	4.4%

Retail Automotive Gross Margin:
New Vehicles	7.5%	7.8%	(0.3)%	(3.8)%
Used Vehicles	5.9%	5.9%	—%	—%
Service and Parts	59.2%	59.2%	—%	—%
Fleet and Wholesale	1.9%	1.8%	0.1%	5.6%
Total Gross Margin	14.7%	14.8%	(0.1)%	(0.7)%

Retail Automotive Revenue Mix Percentages:
New Vehicles	46.3%	48.1%	(1.8)%	(3.7)%
Used Vehicles	35.0%	32.5%	2.5%	7.7%
Finance and Insurance, Net	3.0%	2.9%	0.1%	3.4%
Service and Parts	10.2%	10.4%	(0.2)%	(1.9)%
Fleet and Wholesale	5.5%	6.1%	(0.6)%	(9.8)%
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	23.7%	25.3%	(1.6)%	(6.3)%
Used Vehicles	14.1%	12.9%	1.2%	9.3%
Finance and Insurance, Net	20.5%	19.6%	0.9%	4.6%
Service and Parts	41.0%	41.5%	(0.5)%	(1.2)%
Fleet and Wholesale	0.7%	0.7%	—%	—%
Total	100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail automotive unit sales.

12

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

Selected Data – Three Months June 30

(Unaudited)

	Three Months Ended
	June 30,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Automotive Same-Store Units:
New Retail	60,324	60,272	52	0.1%
Used Retail	66,160	64,185	1,975	3.1%
Total	126,484	124,457	2,027	1.6%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,518.9	$2,347.1	$171.8	7.3%
Used Vehicles	1,790.5	1,603.3	187.2	11.7%
Finance and Insurance, Net	157.8	143.9	13.9	9.7%
Service and Parts	542.9	512.2	30.7	6.0%
Fleet and Wholesale	306.5	320.5	(14.0)	(4.4)%
Total Revenue	$5,316.6	$4,927.0	$389.6	7.9%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$188.6	$186.5	$2.1	1.1%
Used Vehicles	104.1	91.3	12.8	14.0%
Finance and Insurance, Net	157.8	143.9	13.9	9.7%
Service and Parts	322.9	303.9	19.0	6.3%
Fleet and Wholesale	4.4	5.0	(0.6)	(12.0)%
Total Gross Profit	$777.8	$730.6	$47.2	6.5%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$41,757	$38,942	$2,815	7.2%
Used Vehicles	27,064	24,980	2,084	8.3%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,127	$3,095	$32	1.0%
Used Vehicles	1,574	1,423	151	10.6%
Finance and Insurance	1,247	1,157	90	7.8%
Total Variable Gross Profit Per Vehicle (1)	3,562	3,388	174	5.1%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.5%	7.9%	(0.4)%	(5.1)%
Used Vehicles	5.8%	5.7%	0.1%	1.8%
Service and Parts	59.5%	59.3%	0.2%	0.3%
Fleet and Wholesale	1.4%	1.6%	(0.2)%	(12.5)%
Total Gross Margin	14.6%	14.8%	(0.2)%	(1.4)%

Retail Automotive Revenue Mix Percentages:
New Vehicles	47.4%	47.6%	(0.2)%	(0.4)%
Used Vehicles	33.7%	32.5%	1.2%	3.7%
Finance and Insurance, Net	3.0%	2.9%	0.1%	3.4%
Service and Parts	10.2%	10.4%	(0.2)%	(1.9)%
Fleet and Wholesale	5.7%	6.6%	(0.9)%	(13.6)%
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	24.2%	25.5%	(1.3)%	(5.1)%
Used Vehicles	13.4%	12.5%	0.9%	7.2%
Finance and Insurance, Net	20.3%	19.7%	0.6%	3.0%
Service and Parts	41.5%	41.6%	(0.1)%	(0.2)%
Fleet and Wholesale	0.6%	0.7%	(0.1)%	(14.3)%
Total	100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail automotive unit sales.

13

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

Selected Data – Six Months June 30

(Unaudited)

	Six Months Ended
	June 30,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Automotive Same-Store Units:
New Retail	117,211	118,173	(962)	(0.8)%
Used Retail	106,210	104,224	1,986	1.9%
Total	223,421	222,397	1,024	0.5%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$4,851.3	$4,532.7	$318.6	7.0%
Used Vehicles	3,106.4	2,806.5	299.9	10.7%
Finance and Insurance, Net	276.4	253.1	23.3	9.2%
Service and Parts	1,049.7	981.0	68.7	7.0%
Fleet and Wholesale	496.8	544.8	(48.0)	(8.8)%
Total Revenue	$9,780.6	$9,118.1	$662.5	7.3%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$358.3	$353.5	$4.8	1.4%
Used Vehicles	173.3	157.2	16.1	10.2%
Finance and Insurance, Net	276.4	253.1	23.3	9.2%
Service and Parts	611.2	575.4	35.8	6.2%
Fleet and Wholesale	7.7	9.9	(2.2)	(22.2)%
Total Gross Profit	$1,426.9	$1,349.1	$77.8	5.8%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$41,389	$38,356	$3,033	7.9%
Used Vehicles	29,248	26,928	2,320	8.6%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,057	$2,992	$65	2.2%
Used Vehicles	1,631	1,508	123	8.2%
Finance and Insurance	1,237	1,138	99	8.7%
Total Variable Gross Profit Per Vehicle (1)	3,616	3,434	182	5.3%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.4%	7.8%	(0.4)%	(5.1)%
Used Vehicles	5.6%	5.6%	—%	—%
Service and Parts	58.2%	58.7%	(0.5)%	(0.9)%
Fleet and Wholesale	1.5%	1.8%	(0.3)%	(16.7)%
Total Gross Margin	14.6%	14.8%	(0.2)%	(1.4)%

Retail Automotive Revenue Mix Percentages:
New Vehicles	49.6%	49.7%	(0.1)%	(0.2)%
Used Vehicles	31.8%	30.8%	1.0%	3.2%
Finance and Insurance, Net	2.8%	2.8%	—%	—%
Service and Parts	10.7%	10.8%	(0.1)%	(0.9)%
Fleet and Wholesale	5.1%	5.9%	(0.8)%	(13.6)%
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	25.1%	26.2%	(1.1)%	(4.2)%
Used Vehicles	12.1%	11.7%	0.4%	3.4%
Finance and Insurance, Net	19.4%	18.8%	0.6%	3.2%
Service and Parts	42.8%	42.7%	0.1%	0.2%
Fleet and Wholesale	0.6%	0.6%	—%	—%
Total	100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail automotive unit sales.

14

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

Selected Data – Three Months June 30

(Unaudited)

	Three Months Ended
	June 30,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Commercial Truck Units:
New Retail	2,018	1,174	844	71.9%
Used Retail	486	385	101	26.2%
Total	2,504	1,559	945	60.6%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$210.7	$116.5	$94.2	80.9%
Used Vehicles	27.3	23.2	4.1	17.7%
Finance and Insurance, Net	3.6	2.3	1.3	56.5%
Service and Parts	92.2	83.3	8.9	10.7%
Wholesale	5.0	3.2	1.8	56.3%
Total Revenue	$338.8	$228.5	$110.3	48.3%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$9.5	$5.0	$4.5	90.0%
Used Vehicles	3.1	2.5	0.6	24.0%
Finance and Insurance, Net	3.6	2.3	1.3	56.5%
Service and Parts	35.9	30.3	5.6	18.5%
Wholesale	0.3	(0.1)	0.4	nm
Total Gross Profit	$52.4	$40.0	$12.4	31.0%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$104,418	$99,225	$5,193	5.2%
Used Vehicles	56,175	60,139	(3,964)	(6.6)%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$4,680	$4,300	$380	8.8%
Used Vehicles	6,469	6,503	(34)	(0.5)%
Finance and Insurance	1,445	1,477	(32)	(2.2)%
Total Variable Gross Profit Per Vehicle (1)	6,470	6,286	184	2.9%

Retail Commercial Truck Gross Margin:
New Vehicles	4.5%	4.3%	0.2%	4.7%
Used Vehicles	11.4%	10.8%	0.6%	5.6%
Service and Parts	38.9%	36.4%	2.5%	6.9%
Total Gross Margin	15.5%	17.5%	(2.0)%	(11.4)%

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	62.2%	51.0%	11.2%	22.0%
Used Vehicles	8.1%	10.2%	(2.1)%	(20.6)%
Finance and Insurance, Net	1.1%	1.0%	0.1%	10.0%
Service and Parts	27.2%	36.5%	(9.3)%	(25.5)%
Fleet and Wholesale	1.4%	1.3%	0.1%	7.7%
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	18.1%	12.5%	5.6%	44.8%
Used Vehicles	5.9%	6.3%	(0.4)%	(6.3)%
Finance and Insurance, Net	6.9%	5.8%	1.1%	19.0%
Service and Parts	68.5%	75.8%	(7.3)%	(9.6)%
Fleet and Wholesale	0.6%	(0.4)%	1.0%	nm %
Total	100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail commercial truck unit sales.

15

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

Selected Data – Six Months June 30

(Unaudited)

	Six Months Ended
	June 30,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Commercial Truck Units:
New Retail	3,672	2,300	1,372	59.7%
Used Retail	937	766	171	22.3%
Total	4,609	3,066	1,543	50.3%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$381.1	$227.2	$153.9	67.7%
Used Vehicles	53.8	42.2	11.6	27.5%
Finance and Insurance, Net	6.8	4.5	2.3	51.1%
Service and Parts	182.6	161.3	21.3	13.2%
Wholesale	6.9	5.0	1.9	38.0%
Total Revenue	$631.2	$440.2	$191.0	43.4%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$16.2	$9.5	$6.7	70.5%
Used Vehicles	5.8	3.5	2.3	65.7%
Finance and Insurance, Net	6.8	4.5	2.3	51.1%
Service and Parts	69.9	59.1	10.8	18.3%
Wholesale	0.3	(0.2)	0.5	nm
Total Gross Profit	$99.0	$76.4	$22.6	29.6%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$103,797	$98,758	$5,039	5.1%
Used Vehicles	57,394	55,019	2,375	4.3%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$4,405	$4,144	$261	6.3%
Used Vehicles	6,161	4,556	1,605	35.2%
Finance and Insurance	1,479	1,452	27	1.9%
Total Variable Gross Profit Per Vehicle (1)	6,249	5,708	541	9.5%

Retail Commercial Truck Gross Margin:
New Vehicles	4.3%	4.2%	0.1%	2.4%
Used Vehicles	10.8%	8.3%	2.5%	30.1%
Service and Parts	38.3%	36.6%	1.7%	4.6%
Total Gross Margin	15.7%	17.4%	(1.7)%	(9.8)%

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	60.4%	51.6%	8.8%	17.1%
Used Vehicles	8.5%	9.6%	(1.1)%	(11.5)%
Finance and Insurance, Net	1.1%	1.0%	0.1%	10.0%
Service and Parts	28.9%	36.6%	(7.7)%	(21.0)%
Fleet and Wholesale	1.1%	1.2%	(0.1)%	(8.3)%
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	16.4%	12.4%	4.0%	32.3%
Used Vehicles	5.9%	4.6%	1.3%	28.3%
Finance and Insurance, Net	6.9%	5.9%	1.0%	16.9%
Service and Parts	70.6%	77.4%	(6.8)%	(8.8)%
Fleet and Wholesale	0.2%	(0.3)%	0.5%	nm %
Total	100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail commercial truck unit sales.

16

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

Selected Data – Three Months June 30

(Unaudited)

	Three Months Ended
	June 30,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Commercial Truck Same-Store Units:
New Retail	1,988	1,174	814	69.3%
Used Retail	485	385	100	26.0%
Total	2,473	1,559	914	58.6%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$207.1	$116.5	$90.6	77.8%
Used Vehicles	27.2	23.2	4.0	17.2%
Finance and Insurance, Net	2.3	2.3	—	—%
Service and Parts	91.1	83.3	7.8	9.4%
Wholesale	4.7	3.2	1.5	46.9%
Total Revenue	$332.4	$228.5	$103.9	45.5%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$9.2	$5.0	$4.2	84.0%
Used Vehicles	3.1	2.5	0.6	24.0%
Finance and Insurance, Net	2.3	2.3	—	—%
Service and Parts	35.3	30.3	5.0	16.5%
Wholesale	0.2	(0.1)	0.3	nm
Total Gross Profit	$50.1	$40.0	$10.1	25.3%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$104,173	$99,225	$4,948	5.0%
Used Vehicles	56,165	60,139	(3,974)	(6.6)%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,607	$4,300	$307	7.1%
Used Vehicles	6,445	6,503	(58)	(0.9)%
Finance and Insurance	916	1,477	(561)	(38.0)%
Total Variable Gross Profit Per Vehicle (1)	5,904	6,286	(382)	(6.1)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.4%	4.3%	0.1%	2.3%
Used Vehicles	11.4%	10.8%	0.6%	5.6%
Service and Parts	38.7%	36.4%	2.3%	6.3%
Total Gross Margin	15.1%	17.5%	(2.4)%	(13.7)%

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	62.3%	51.0%	11.3%	22.2%
Used Vehicles	8.2%	10.2%	(2.0)%	(19.6)%
Finance and Insurance, Net	0.7%	1.0%	(0.3)%	(30.0)%
Service and Parts	27.4%	36.5%	(9.1)%	(24.9)%
Fleet and Wholesale	1.4%	1.3%	0.1%	7.7%
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	18.4%	12.5%	5.9%	47.2%
Used Vehicles	6.2%	6.3%	(0.1)%	(1.6)%
Finance and Insurance, Net	4.6%	5.8%	(1.2)%	(20.7)%
Service and Parts	70.5%	75.8%	(5.3)%	(7.0)%
Fleet and Wholesale	0.3%	(0.4)%	0.7%	nm %
Total	100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail commercial truck unit sales.

17

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

Selected Data – Six Months June 30

(Unaudited)

	Six Months Ended
	June 30,		2018 vs. 2017
	2018	2017	Change	% Change
Retail Commercial Truck Same-Store Units:
New Retail	3,642	2,300	1,342	58.3%
Used Retail	936	766	170	22.2%
Total	4,578	3,066	1,512	49.3%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$377.5	$227.2	$150.3	66.2%
Used Vehicles	53.7	42.2	11.5	27.3%
Finance and Insurance, Net	4.4	4.5	(0.1)	(2.2)%
Service and Parts	180.9	161.3	19.6	12.2%
Wholesale	6.4	5.0	1.4	28.0%
Total Revenue	$622.9	$440.2	$182.7	41.5%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$15.9	$9.5	$6.4	67.4%
Used Vehicles	5.8	3.5	2.3	65.7%
Finance and Insurance, Net	4.4	4.5	(0.1)	(2.2)%
Service and Parts	69.1	59.1	10.0	16.9%
Wholesale	0.2	(0.2)	0.4	nm
Total Gross Profit	$95.4	$76.4	$19.0	24.9%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$103,659	$98,758	$4,901	5.0%
Used Vehicles	57,390	55,019	2,371	4.3%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,363	$4,144	$219	5.3%
Used Vehicles	6,148	4,556	1,592	34.9%
Finance and Insurance	962	1,452	(490)	(33.7)%
Total Variable Gross Profit Per Vehicle (1)	5,701	5,708	(7)	(0.1)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.2%	4.2%	—%	—%
Used Vehicles	10.8%	8.3%	2.5%	30.1%
Service and Parts	38.2%	36.6%	1.6%	4.4%
Total Gross Margin	15.3%	17.4%	(2.1)%	(12.1)%

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	60.6%	51.6%	9.0%	17.4%
Used Vehicles	8.6%	9.6%	(1.0)%	(10.4)%
Finance and Insurance, Net	0.7%	1.0%	(0.3)%	(30.0)%
Service and Parts	29.0%	36.6%	(7.6)%	(20.8)%
Fleet and Wholesale	1.1%	1.2%	(0.1)%	(8.3)%
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	16.7%	12.4%	4.3%	34.7%
Used Vehicles	6.1%	4.6%	1.5%	32.6%
Finance and Insurance, Net	4.6%	5.9%	(1.3)%	(22.0)%
Service and Parts	72.4%	77.4%	(5.0)%	(6.5)%
Fleet and Wholesale	0.2%	(0.3)%	0.5%	nm %
Total	100.0%	100.0%

(1)	Calculated by dividing the sum of new vehicle, used vehicle, and finance and insurance gross profit by total retail commercial truck unit sales.

18

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following tables reconcile reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended
	June 30,		2018 vs. 2017
(Amounts in Millions)	2018	2017	Change	% Change

Net Income	$135.2	$106.9	$28.3	26.5%
Add: Depreciation	25.7	23.3	2.4	10.3%
Other Interest Expense	28.6	26.4	2.2	8.3%
Income Taxes	41.0	50.2	(9.2)	(18.3)%
(Income) Loss from Discontinued Operations, net of tax	—	(0.2)	0.2	nm
EBITDA	$230.5	$206.6	$23.9	11.6%

	Six Months Ended
	June 30,		2018 vs. 2017
(Amounts in Millions)	2018	2017	Change	% Change

Net Income	$243.0	$189.9	$53.1	28.0%
Add: Depreciation	51.3	45.7	5.6	12.3%
Other Interest Expense	58.4	51.4	7.0	13.6%
Income Taxes	77.6	91.3	(13.7)	(15.0)%
(Income) Loss from Discontinued Operations, net of tax	(0.1)	0.4	(0.5)	nm
EBITDA	$430.2	$378.7	$51.5	13.6%

nm – not meaningful

# # # # # # #

19